SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2004

Hawthorne Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(310) 725-5000

Not applicable
(Former name of former address, if changed since last report)

Item 5. Other Events

On May 25, 2004, Hawthorne Financial Corporation issued a press release announcing that the stockholders of Hawthorne Financial Corporation had approved the acquisition of Hawthorne Financial Corporation by Commercial Capital Bancorp, Inc. at a special stockholder meeting held on May 25, 2004. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired:

     None

(b)	Pro Forma Financial Information:

     None

(c)	Exhibits:

Exhibit No.	Description
99.1	Press Release, dated May 25, 2004, of Hawthorne Financial Corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

Dated: May 25, 2004	By:	/s/ Simone Lagomarsino

Simone Lagomarsino, President
and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 25, 2004, of Hawthorne Financial Corporation.